UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 11, 2005
                                                 (August 8, 2005)
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                           Anthracite Capital, Inc.
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            (Exact name of registrant as specified in its charter)


        Maryland                     001-13937                  13-397-8906
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(State or other jurisdiction       (Commission               (IRS Employer
  of incorporation)                File Number)             Identification No.)


         40 East 52nd Street, New York, New York                    10022
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         (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code   (212) 810-3333
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                                     N/A
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        (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.03.   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On August 8, 2005, Anthracite Capital, Inc. (the "Company") and Greenwich Capital Financial Products, Inc., (the "Buyer") entered into a letter agreement (the "Letter Agreement") amending the Master Repurchase Agreement dated as of July 8, 2002 between the Company, as seller, and the Buyer, as supplemented by that certain Annex I to Master Repurchase Agreement dated as of July 8, 2002 (as further amended, supplemented or modified from time to time, collectively, the "Repurchase Agreement"), extending the Repurchase Date (as defined in the Repurchase Agreement) from July 8, 2005 to to July 7, 2006.

The Repurchase Agreement provides for an extension of credit in an amount up to $75 million. Extensions of credit under the facility are secured by certain loans and securities held by the Company designated as collateral from time to time. Interest is payable monthly at rates which range from LIBOR + 125 basis points to LIBOR + 175 basis points, as determined in a separate schedule based on the value of the designated collateral. The Repurchase Agreement contains affirmative and negative covenants customary for a facility of this type which, among other things, require the Company to meet certain financial compliance tests, including a minimum net worth test and a minimum liquid assets test.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANTHRACITE CAPITAL, INC.


                                        By: /s/ Robert L Friedberg
                                            ---------------------------
                                        Name:  Robert L Friedberg
                                        Title: Vice President and Secretary

                                        Dated: August 11, 2005